NUVEEN SMALL/MID CAP VALUE FUND

SUPPLEMENT DATED AUGUST 27, 2026

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2025

The Board of Trustees of Nuveen Small/Mid Cap Value Fund (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on October 30, 2026:

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The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small- and mid-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization and mid-capitalization value companies.

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SMID-0826P